(GRAPHIC OMITTED)

Smythe Ratcliffe
Chartered Accountants



     CONSENT  OF  INDEPENDENT  CHARTERED  ACCOUNTANTS


Board  of  Directors
Nevada  Star  Resource  Corp.
16493  -  26th  Avenue
Surrey,  B.C.  V4P  2L1



We hereby consent to the use of our report dated January 6, 2000, for the years ended August 31, 1999 and 1998 included in the form 10-KSB in accordance with
Section  12  of  the  Securities  Exchange  Act  of  1934.







"SMYTHE  RATCLIFFE"

CHARTERED  ACCOUNTANTS

Vancouver,  Canada
April  7,  2000




ASH/dm